EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
          AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 18, 2008 (this “Amendment”) among CRICKET COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          1. Holdings, the Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of June 16, 2006 (as amended by Amendment No. 1 thereto dated as of March 15, 2007 and Amendment No. 2 thereto dated as of November 20, 2007, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          2. The Borrower has requested that the Lenders amend the Credit Agreement (w) to resize and amend certain baskets and exclusions to reflect the growth in the Loan Parties’ business and their ongoing business expansion activities, (x) to permit the Borrower and Holdings to incur additional Permitted Unsecured Debt, (y) to permit Holdings to issue Qualified Preferred Stock and (z) to make certain other amendments to the Credit Agreement as set forth below.
          3. The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
          (a) Section 1.01 of the Credit Agreement is amended by amending and restating in full clause (a) of the definition of “Applicable Rate” to read as follows:
          “(a) in respect of the Term B1 Facility, (i) 3.50% per annum for Eurodollar Rate Loans, and (ii) 2.50% per annum for Base Rate Loans, in each case as the same may be increased pursuant to Section 2.13(g), and”
          (b) Section 1.01 of the Credit Agreement is further amended by amending and restating in full the table in clause (b) of the definition of “Applicable Rate” to read as follows:

Applicable Rate
	Consolidated Senior	Eurodollar Rate +
Pricing Level	Secured Leverage Ratio	Letters of Credit	Base Rate
1	<2.50:1	3.25%	2.25%
2	≥2.50:1 but <3.00:1	3.50%	2.50%
3	≥3.00:1 but <3.50:1	3.75%	2.75%
4	≥3.50:1	4.00%	3.00%
          (c) Section 1.01 of the Credit Agreement is further amended as follows:
          (i) clause (e) of the definition of “Change of Control” is amended by substituting for the phrase “or Permitted Bridge Debt” where it occurs therein the phrase “, Permitted Bridge Debt or Qualified Preferred Stock”;
          (ii) clause (a) of the definition of “Consolidated EBITDA” is amended by (w) substituting a comma for the word “and” where it appears at the end of clause (viii) thereof, (x) substituting for the date: “May 31, 2010” the date: “ December 31, 2011” where it appears in clause (ix) thereof, (y) substituting for the amount: “$75,000,000” the amount: “$100,000,000” where it appears in clause (ix) thereof and (z) inserting after the end of clause (ix) thereof the phrase: “and (x) for purposes of calculating the Consolidated Fixed Charge Coverage Ratio only, for any Measurement Period ending on or prior to December 31, 2009, of not more than $125,000,000 of additional operating losses (determined in accordance with GAAP) incurred during such Measurement Period in markets that at the time of such loss either were not yet in commercial operation or had been in commercial operation for one year or less (but only to the extent of losses incurred prior to or within one year after commercial launch of the relevant market)”;
          (iii) clause (a)(ii) of the definition of “Consolidated Fixed Charge Coverage Ratio” is amended by (x) substituting a comma for the word “and” where it appears at the end of sub-clause (A) thereof and (y) inserting after the end of sub-clause (B) thereof the phrase: “to the extent such Capital Expenditures are incurred during the applicable Measurement Period and (C) for any Measurement Period ending on or prior to December 31, 2009, Capital Expenditures in an aggregate amount not to exceed $125,000,000 made directly and only in connection with the expansion of network coverage, capability and capacity in operating markets in existence as of December 31, 2007”;
          (iv) the definition of “Contractual Obligation” is amended by inserting the phrase: “(whether contained in the certificate of designations, articles of incorporation or otherwise)” immediately after the phrase: “any provision of any security issued by such Person”.
          (v) the definition of “LIBO Rate” is amended by inserting the phrase: “, the greater of (x) 3.00% per annum and (y) a rate per annum determined as follows:”

immediately after the phrase: “means, for such Interest Period” where it appears in the definition of “Eurodollar Rate”;
          (vi) paragraph (g) of the definition of “Indebtedness” is amended and restated in full as follows:
          “(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment, in each case prior to the date that is 180 days after the Maturity Date in respect of, or prior to any other payment required by, the Term B1 Facility (except as contemplated by the definition of Qualified Preferred Stock), in respect of (i) any Equity Interest in such Person or any other Person or (ii) any warrant, right or option to acquire such Equity Interest, excluding in each case any such obligations to the extent that such obligations by their terms permit satisfaction in full in common Equity Interests or Qualified Preferred Stock (or any combination thereof) of Holdings (including Permitted Equity Forwards), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid cash dividends, and, for purposes of the definition of “Permitted Unsecured Debt” or “Permitted Bridge Debt,” if applicable, with a deemed maturity date, in the case of a redeemable preferred interest, of the specified mandatory redemption date for such redeemable preferred interest; and”
          (vii) the definition of “Qualified Preferred Stock” is amended and restated in its entirety to read as follows:
“Qualified Preferred Stock” means preferred stock (including convertible preferred stock) of Holdings that (a) has no mandatory redemption feature exercisable on a date earlier than 180 days after the Maturity Date in respect of, or prior to any other payment required by, the Term B1 Facility (other than mandatory redemption provisions with respect to a change of control on terms no more restrictive than customary terms for preferred stock (including, if such preferred stock is convertible, convertible preferred stock)), (b) has no requirements for the payment in cash of dividends or other distributions on a date earlier than 180 days after the Maturity Date in respect of, or prior to any other payment required by, the Term B1 Facility and (c) contains covenants, if any, no more restrictive, taken as a whole and in all material respects, than those customarily found in a preferred stock (including, if such preferred stock is convertible, convertible preferred stock) offering.”
          (viii) the definition of “Repricing Transaction” is amended by inserting the phrase: “, or repricing of,” after the phrase: “new or additional” where such phrase appears in the second and third lines thereof.
          (d) Section 2.08(b)(iii) is amended and restated in full as follows:
          “(iii) If prior to June 18, 2010, the Borrower (A) makes any prepayment of any Term B1 Loans (x) pursuant to Section 2.04(a), (b)(i), (b)(ii), (b)(iii) or (b)(v) or (y) in

connection with any Repricing Transaction or (B) makes any repayment of any Term B1 Loans upon any acceleration pursuant to Section 8.02, then the Borrower shall pay to the Administrative Agent, for the ratable account of the Term B1 Lenders, a prepayment or repayment, as applicable, premium in an amount equal to (A) 2.00% of the principal amount prepaid or repaid, as applicable, if such prepayment or repayment occurs prior to June 18, 2009, or (B) 1.00% of the principal amount prepaid or repaid, as applicable, if such prepayment or repayment occurs on or after June 18, 2009 but prior to June 18, 2010.”
          (e) Section 2.13(a) is amended by inserting the phrase: “by an amount (for all such requests) not exceeding $400,000,000” immediately after the phrase: “request an increase in the Term B1 or Revolving Credit Commitments”.
          (f) Section 2.13(d) is amended by (i) inserting after the phrase: “Term B1 Commitments shall amortize” where it appears in the eighth line thereof the phrase: “not less than” and (ii) substituting for the phrase: “Maturity Date” where it appears in the ninth line thereof the phrase: “maturity date of such Incremental Facility”.
          (g) Section 2.13(g) is amended and restated in full as follows:
          “(g) Pricing Parity. In the event that any Loans made under any Incremental Facility have, at the Increase Effective Date, an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to, among other factors, call protection, margins, interest rate floors, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof (based on an assumed three-year average life to maturity or, if lesser, the remaining life to maturity of the Term B1 Loans or the Revolving Credit Loans, as applicable)) that is higher than the Applicable Rate for (i) if such Incremental Facility consists of Term B1 Commitments, the Term B1 Loans or (ii) if such Incremental Facility consists of Revolving Credit Commitments, the Revolving Credit Loans, then the Applicable Rate in respect of Loans under the Term B1 Facility or the Revolving Credit Facility, as applicable, immediately prior to the Increase Effective Date for the applicable Incremental Facility shall be automatically increased to a rate equal to the greater of the effective interest rate margin or weighted average yield, as applicable, in respect of such Incremental Facility.”
          (h) Section 7.01(i) is amended by substituting for the amount: “$150,000,000” the amount: “$250,000,000”.
          (i) Section 7.01(p) is amended by substituting for the amount: “$15,000,000” the amount: “$30,000,000”.
          (j) Section 7.02(a)(i)(C) is amended by substituting for the amount: “$1,200,000,000” the phrase: “$1,650,000,000 plus the sum of all cash proceeds of capital contributions to and issuances or sales of common Equity Interests (excluding convertible debt securities) received after June 18, 2008 up to a maximum of $200,000,000 in the aggregate”.
          (k) Section 7.02(a)(ii)(D) is amended by substituting for the amount: “$150,000,000” the amount: “$250,000,000”.
          (l) Section 7.02(a)(ii)(I) is amended by substituting for the amount: “$15,000,000” the amount: “$30,000,000”.
          (m) Section 7.06(a) is amended by inserting the phrase: “, or the incurrence of any obligation (contingent or otherwise) to declare or make,” immediately after the phrase: “the declaration or making of” where it appears in the tenth line thereof.
          (n) Section 7.06(b) is amended by substituting for the phrase: “other than common equity of Holdings” where it appears in the fifth line thereof the phrase “other than common Equity Interests of Holdings”.
          (o) Section 8.01(e)(i)(B) is amended by inserting the phrase “(including breach of a representation or warranty contained in an agreement, or failure to observe or perform any term of any stock or security)” immediately after the phrase: “fails to observe or perform any other agreement”.
          SECTION 2. Conditions of Effectiveness. This Amendment and the amendments to the Credit Agreement set forth herein shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent (or, in the case of clause (c)(i)(x) below, GSCP) shall have received the following:
          (a) counterparts of this Amendment executed by the Borrower, Holdings, and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment;
          (b) (i) the consent attached hereto executed by each Subsidiary Guarantor and (ii) evidence reasonably satisfactory to the Administrative Agent that each Loan Party has taken all corporate action necessary to authorize the execution and delivery of this Amendment; and
          (c) (i) such fees, if any, as have been separately agreed in writing between (x) GSCP and the Borrower and (y) the Administrative Agent and the Borrower, (ii) the reasonable accrued fees and expenses of counsel to the Administrative Agent and (iii) for the account of each Lender that executes and delivers a counterpart of this Amendment on or before 5:00 P.M. (New York City time) on June 18, 2008, a fee equal to 50 bps on the aggregate principal amount of such Lender’s Commitments and Loans under the Credit Agreement.
          The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties. Each of Holdings and the Borrower represents and warrants as follows:
          (a) The representations and warranties of the Borrower and each other Loan Party contained in each of Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and
          (b) No Default exists as of, or would result from the occurrence of, the Third Amendment Effective Date.
          SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents.
          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          SECTION 5. Costs and Expenses. The Borrower agrees that all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent), are costs and expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
          [The remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CRICKET COMMUNICATIONS, INC.
By	/s/ S. DOUGLAS HUTCHESON
	Name:	S. Douglas Hutcheson
	Title:	CEO

LEAP WIRELESS INTERNATIONAL, INC.
By	/s/ S. DOUGLAS HUTCHESON
	Name:	S. Douglas Hutcheson
	Title:	CEO

BANK OF AMERICA, N.A., as Administrative Agent, as Lender
By	/s/ TODD SHIPLEY
	Name:	Todd Shipley
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Other Lenders: PACIFIC SELECT FUND — HIGH YIELD BOND PORTFOLIO By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser as Lender
By	/s/ Michael Marzouk
	Name:	Michael Marzouk
	Title:	Associate Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Export Development Canada as Lender
By	/s/ Peter Johnston
	Name:	Peter Johnston
	Title:	Loan Portfolio Mgr

By	/s/ Kevin Skilliter
	Name:	Kevin Skilliter
	Title:	Sr Asset Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

WB Loan Funding 5, LLC as Lender
By	/s/ Heather M. Jousma
	Name:	Heather M. Jousma
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

WB Loan Funding 2, LLC as Lender
By	/s/ Heather M. Jousma
	Name:	Heather M. Jousma
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO. LTD., as Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I — INGOTS, Ltd., as Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd. as Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Katonah III, Ltd. By Sankaty Advisors LLC as Sub-Advisors as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Katonah IV, Ltd. By Sankaty Advisors LLC as Sub-Advisors as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sankaty High Yield Partners II, L.P. as Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

Grand Horn CLO Ltd., as Lender
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd., as Lender
By: Seix Investment Advisors LLC, as Collateral Manager

Ridgeworth Funds — Seix Floating Rate High
Income Fund, as Lender
By: Seix Investment Advisors LLC, as Subadvisor

By	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

ColumbusNova CLO Ltd. 2007-I as Lender
By	/s/ Tom Bohren
	Name:	Tom Bohren
	Title:	Sr. Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

ColumbusNova CLO Ltd. 2006-II as Lender
By	/s/ Tom Bohren
	Name:	Tom Bohren
	Title:	Sr. Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Grand Central Asset Trust, PFV Series as Lender
By	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT]

J.P. Morgan Whitefriars Inc., as Lender
By	/s/ Virginia Conway
	Name:	Virginia Conway
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Nuveen Multi-Strategy Income Fund By: Symphony Asset Management LLC as Lender
By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

ARKANSAS PUBLIC EMPLOYEES RETIREMENT SYSTEM By: MacKay Shields LLC as Investment Adviser and not individually
By	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Houston Police Officers’ Pension System By: MacKay Shields LLC as Investment Adviser and not individually
By	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

New York Life Insurance Company, GP — Portable Alpha By: MacKay Shields LLC as Investment Adviser and not individually
By	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

New York Life Insurance Company (Guaranteed Products) By: MacKay Shields LLC As Investment Adviser and not individually
By	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

MACKAY SHORT DURATION ALPHA FUND By: MacKay Shields LLC as Investment Adviser and not individually
By	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Scottwood Master LTD. as Lender
By	/s/ Brian Goldenberg
	Name:	Brian Goldenberg
	Title:	CFO

[SIGNATURE PAGE TO THIRD AMENDMENT]

Symphony CLO I By: Symphony Asset Management LLC as Lender
By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

Symphony CLO II By: Symphony Asset Management LLC as Lender
By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

Symphony CLO IV By: Symphony Asset Management LLC as Lender
By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

Symphony CLO V By: Symphony Asset Management LLC as Lender
By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

Canpartners Investments IV, LLC, as Lender
By	/s/ illegible
	Name:	illegible
	Title:	Authorized Signatory

By: Canpartners Investments IV, LLC, a California limited liability company

[SIGNATURE PAGE TO THIRD AMENDMENT]

Primus CLO I and Primus CLO 2 as Lender
By	/s/ Don Young
	Name:	Don Young
	Title:	Sr. PM

[SIGNATURE PAGE TO THIRD AMENDMENT]

OAK HILL SECURITIES FUND, L.P., as Lender By: Oak Hill Securities GenPar, L.P. its General Partner By: Oak Hill Securities MGP, Inc., its General Partner
By	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL SECURITIES FUND, II L.P., as Lender By: Oak Hill Securities GenPar II, L.P. its General Partner By: Oak Hill Securities MGP II, Inc., its General Partner
By	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as Lender
By	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

CRP V, as Lender By: Oak Hill Advisors, L.P. As Portfolio Manager
By	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

[SIGNATURE PAGE TO THIRD AMENDMENT]

RiverSource Strategic Allocation Series, Inc. — RiverSource Strategic Income Allocation Fund as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Centurion CDO VI, Ltd. By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

Centurion CDO VII, Ltd. By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

Centurion CDO 8, Limited By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

Centurion CDO 9, Ltd. By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

Cent CDO 10, Ltd. By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

Cent CDO XI, Limited By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

Cent CDO 12 Limited By: RiverSource Investments, LLC as Collateral Manager as Lender
By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[SIGNATURE PAGE TO THIRD AMENDMENT]

ING Investment Management CLO III, LTD.	ING International (II) — Senior Bank Loans USD

By: ING Alternative Asset Management LLC, as its investment manager	By: ING Investment Management Co. as its investment manager

/s/ Jason Esplin	/s/ Jason Esplin

Name: Jason Esplin	Name: Jason Esplin
Title: Assistant Vice President	Title: Assistant Vice President

ING INVESTMENT MANAGEMENT CLO V, LTD.	ING SENIOR INCOME FUND
By: ING Alternative Asset Management LLC, as its investment advisor	By: ING Investment Management Co. as its investment manager

/s/ Jason Esplin	/s/ Jason Esplin

Name: Jason Esplin	Name: Jason Esplin
Title: Assistant Vice President	Title: Assistant Vice President

ING International (II) — Senior Bank Loans Euro	ING PRIME RATE TRUST
By: ING Investment Management Co. as its investment manager	By: ING Investment Management Co. as its investment manager

/s/ Jason Esplin	/s/ Jason Esplin

Name: Jason Esplin	Name: Jason Esplin
Title: Assistant Vice President	Title: Assistant Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT]

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Advisor
By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Advisor
By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Flagship CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manger
By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. As Collateral Manager
By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Aurum CLO 2002-1 Ltd. By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Advisor
By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Illinois Municipal Retirement Fund, By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney as Lender
By:	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Pyramis Floating Rate High Income Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee as Lender
By:	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund as Lender
By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT]

KATONAH VII CLO LTD., as Lender
By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN Authorized Officer
	Title:	Katonah Debt Advisors, L.L.C. As Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

Grand Central Asset Trust, CAMERON I Series as Lender
By:	/s/ Bernard Marasa
	Name:	Bernard Marasa
	Title:	AS ATTORNEY-IN-FACT

[SIGNATURE PAGE TO THIRD AMENDMENT]

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2008-I
BABSON LOAN OPPORTUNITY CLO, LTD.
OSPREY CDO 2006-I LTD.,
as Lenders
By: Babson Capital Management LLC
as Collateral Manager

By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

HAKONE FUND LLC, as Lender By: Babson Capital Management LLC as Investment Manager
By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

MAPLEWOOD (CAYMAN) LIMITED, as Lender By: Babson Capital Management LLC as Investment Manager
By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY as Lender By: Babson Capital Management LLC as Investment Advisor
By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

VINACASA CLO, LTD. as Lender By: Babson Capital Management LLC as Collateral Servicer
By:	/s/ Geoffrey Takacs
	Name:	GEOFFREY TAKACS
	Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager as Lender
By	/s/ William A. Housey Jr.
	Name:	WILLIAM A. HOUSEY JR.
	Title:	Executive Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Morgan Stanley Prime Income Trust By: Morgan Stanley Investment Management Inc. as Investment Advisor as Lender
By	/s/ John Hayes
	Name:	JOHN HAYES
	Title:	Executive Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan
By:	Hartford Investment Management Company Its Investment Manager
as Lender

By	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund By Hartford Investment Management Company, its Subadvisor
as Lender
By	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

State Board of Administration of Florida By: Hartford Investment Company, its Investment Manager
as Lender
By	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company its sub-advisor, as a lender,
By	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund By Hartford Investment Management Company, its Subadvisor
as Lender
By	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Bushnell Loan Fund II, Ltd as Lender
By	/s/ Elizabeth Heisler
	Name:	Elizabeth Heisler
	Title:	AS ATTORNEY-IN-FACT

[SIGNATURE PAGE TO THIRD AMENDMENT]

Stedman Loan Fund II, Ltd as Lender
By	/s/ Elizabeth Heisler
	Name:	Elizabeth Heisler
	Title:	AS ATTORNEY-IN-FACT

[SIGNATURE PAGE TO THIRD AMENDMENT]

HillMark Funding Ltd. By: HillMark Capital Management, L.P., As Collateral Manager
By	/s/ Kevin Cuskley
	Name:	Kevin Cuskley
	Title:	Senior Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE CIT GROUP EQUIPMENT FINANCING INC. as Lender
By	/s/ Vincent DeVito
THE CIT GROUP EQUIPMENT FINANCE INC
	Name:	VINCENT DEVITO
	Title:	MANAGING DIRECTOR

[SIGNATURE PAGE TO THIRD AMENDMENT]

Goldman Sachs Credit Partners L.P. as Lender
By	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Morgan Stanley Senior Funding as Lender
By	/s/ Ian J. Sandler
	Name:	Ian J. Sandler
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager
By:	Ares Enhanced Loan GP II, LLC Its General Partner

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	Ares Enhanced Loan Management IR, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

By:	Ares Management LLC, as its Manager

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

ARES XI CLO Ltd.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO THIRD AMENDMENT]

ARES XII CLO LTD.

By:	ARES CLO MANAGEMENT XII, L.P.

By:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, its General Partner

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, its General Partner

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO THIRD AMENDMENT]

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, its General Partner

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, its General Partner

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

Ares IX CLO Ltd.

By:	Ares CLO Management IX L.P., Investment Manager

By:	Ares CLO GP IX, LLC, its General Partner

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT
[SIGNATURE PAGE TO THIRD AMENDMENT]

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager

By:	/s/ Jeff Moore
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO THIRD AMENDMENT]

Liberty Mutual Insurance Company, as Lender
By	/s/ Sheila Finnerty
	Name:	Sheila Finnerty
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Liberty Mutual Fire Insurance Company, as Lender
By	/s/ Sheila Finnerty
	Name:	Sheila Finnerty
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Employers Insurance Company of Wausau, as Lender
By	/s/ Sheila Finnerty
	Name:	Sheila Finnerty
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Landmark VIII CLO, Limited By: Aladdin Capital Management, LLC as Lender
By	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Landmark IX CLO, Limited By: Aladdin Capital Management, LLC as Lender
By	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Deutsche Bank Trust Company, Americas as Lender
By	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

By	/s/ Andreas Neumeier
	Name:	Andreas Neumeier
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

ORIX Finance Corp., as Lender
By	/s/ Christopher L. Smith
	Name:	Christopher L. Smith
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM FLOATING RATE INCOME FUND
By	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, by The Putnam Advisory Company, LLC
By	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

BOSTON HARBOR CLO 2004-1, Ltd.
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM HIGH YIELD ADVANTAGE FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM HIGH YIELD TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND By: The Putnam Advisory Company, LLC
By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM MASTER INTERMEDIATE INCOME TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM PREMIER INCOME TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

[SIGNATURE PAGE TO THIRD AMENDMENT]

ACCT# — Asset Conservative PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION CONSERVATIVE by Putnam Investment Management, LLC
By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

ACCT #256 — Asset Balance PUTNAM ASSET ALLOCATION FUND: BALANCED PORTFOLIO By Putnam Investment Management, LLC
By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

ACCT #644 — Income Fund PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM INCOME FUND by Putnam Investment Management, LLC
By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Ballantyne Funding LLC as Lender
By:	/s/ Michael S. Roof
	Name:	Michael Roof
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

WELLS CAPITAL MANAGEMENT 18866500 WELLS CAPITAL MANAGEMENT 13923601 as Lender
By:	/s/ Zachary Tyler
	Name:	Zachary Tyler
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

NACM CLO I as Lender
By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Great Springs SPIRET Loan Trust
By:	Wilmington Trust Company not in its individual capacity but solely as trustee as Lender

By:	/s/ Dorri E. Wolnar
	Name:	Dorri E. Wolnar
	Title:	Financial Services Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Airlie CLO 2006-II, Ltd as Lender
By:	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT]

Northgate B.V. as Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT]

Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC as Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT]

Bismarck CBNA Loan Funding, LLC as Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT]

Alaska CBNA Loan Funding LLC, as Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT]

FORTRESS CREDIT INVESTMENTS I LTD.
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

FORTRESS CREDIT INVESTMENTS II LTD.
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Highland Floating Rate Advantage Fund as Lender
By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

HIGHLAND FLOATING RATE FUND as Lender
By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Pacific Select Fund-Floating Rate Loan Portfolio as Lender
By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Pioneer Floating Rate Trust as Lender
By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Brentwood CLO Ltd, By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Loan Funding IV LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Eastland CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Grayson CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Greenbriar CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Highland Credit Opportunities CDO Ltd By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Highland Loan Funding V Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Highland Offshore Partners, L.P. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Liberty CLO, Ltd.
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc.
Its	General Partner

as Lender

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Loan Star State Trust
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc.
Its	General Partner

as Lender

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Red River CLO Ltd.
By:	Highland Capital Management, L.P.
As Collateral Manager
By:	Strand Advisors, Inc.
Its	General Partner

as Lender

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Rockwall CDO LTD.
By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc.
Its	General Partner

as Lender

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Rockwall CDO II Ltd.
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc.
Its	General Partner

as Lender

By	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

as Lender

By	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Stratford CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc.,
Its	General Partner

as Lender

By	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

as Lender

By	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Westchester CLO, Ltd.
By: Highland Capital Management, L.P., As Servicer
By:	Strand Advisors, Inc., Its General Partner

as Lender

By	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[SIGNATURE PAGE TO THIRD AMENDMENT]

Toronto Dominion (New York) LLC as Lender
By	/s/ Bebi Yasin
	Name:	Bebi Yasin
	Title:	Authorized Signatory
[SIGNATURE PAGE TO THIRD AMENDMENT]

By:	Callidus Debt Partners CLO Fund II, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC

as Lender

By	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal
[SIGNATURE PAGE TO THIRD AMENDMENT]

By:	Callidus Debt Partners CLO Fund III Ltd.
By:	Its Collateral Manager, Callidus Capital Management, LLC

as Lender

By	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal
[SIGNATURE PAGE TO THIRD AMENDMENT]

By:	Callidus Debt Partners CLO Fund IV Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC

as Lender

By	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal
[SIGNATURE PAGE TO THIRD AMENDMENT]

By:	Callidus Debt Partners CLO Fund V, Ltd.
By:	Its Collateral Manager
Callidus Capital Management, LLC

as Lender

By	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal
[SIGNATURE PAGE TO THIRD AMENDMENT]

By:	Callidus Debt Partners CLO Fund VII, Ltd.
By:	Its Collateral Manager
Callidus Capital Management, LLC

as Lender

By	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

[SIGNATURE PAGE TO THIRD AMENDMENT]

By: MAPS CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

as Lender
By	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

[SIGNATURE PAGE TO THIRD AMENDMENT]

Emerald Orchard Limited as Lender
By	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

Strand Funding as Lender
By	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

LAFAYETTE SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

LOAN FUNDING VI LLC, for itself or as agent for Corporate Loan Funding VI LLC
By	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

INWOOD PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

CITIBANK N.A. as Lender
By	/s/ Vincent Farrell
	Name:	Vincent Farrell
	Title:	ATTORNEY-IN-FACT

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sayles & Company, Inc., Its General Partner
By	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Grand Central Asset Trust, HLD Series as Lender
By	/s/ Brian Schott
	Name:	Brian Schott
	Title:	Attorney-in-fact

[SIGNATURE PAGE TO THIRD AMENDMENT]

Everest Funding L.L.C. as Lender
By	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Harbour Town Funding LLC, as Lender
By	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

LL Double Eagle Funding LLC, as Lender
By	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Authorized Agent

[SIGNATURE PAGE TO THIRD AMENDMENT]

Orix Funding LLC, as Lender
By	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Citicorp NA Inc. as Lender
By	/s/ Laura Neenan
	Name:	Laura Neenan
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

Bear Stearns Institutional Loan Master Fund By: Bear Stearns Asset Management Inc. as its attorney-in-fact as Lender
By	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Gallatin CLO III 2007-1, Ltd. As Assignee By: Bear Stearns Asset Management, Inc. as its Collateral Manager as Lender
By	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

GALLATIN CLO II 2005-1 LTD. By: BEAR STEARNS ASSET MANAGEMENT INC. AS ITS COLLATERAL MANAGER as Lender
By	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Gallatin Funding I Ltd. By: Bear Stearns Asset Management Inc. as its Collateral Manager as Lender
By	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Grayston CLO II 2004-1 LTD. By: Bear Stearns Asset Management, Inc., as its Collateral Manager as Lender
By	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Bear Stearns Loan Trust By: Bear Stearns Asset Management, Inc., as its attorney-in-fact as Lender
By	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

Sky CBNA Loan Funding LLC as Lender
By	/s/ Erin Holmes
	Name:	Erin Holmes
	Title:	Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Variable Insurance Products Fund V: Strategic Income Portfolio as Lender
By	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT]

Natixis, as Lender
By	/s/ Edward N. Parkes IV
	Name:	Edward N. Parkes IV
	Title:	Director

By	/s/ Harold Birk
	Name:	Harold Birk
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

DEUTSCHE BANK AG NEW YORK BRANCH as Lender By: DB Services New Jersey, Inc.
By	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]